Loss per share	6 Months Ended
Jun. 30, 2025
Earnings per share [abstract]
Loss per share	Loss per share

	For the six month period ended June 30,
	2025	2024
Net loss for the period (in thousands of euros)	(5,383)	(21,872)
Weighted average number of shares	47,418,155	47,124,112
Basic loss per share (in euros)	(0.11)	(0.46)
Diluted loss per share (in euros)	(0.11)	(0.46)
Instruments providing deferred access to the capital (stock options, founders' warrants and warrants) are considered to be anti-dilutive because they result in a decrease in the loss per share. Therefore, diluted loss per share is identical to basic loss per share as all equity instruments issued, representing a total of 5,158,881 potential additional ordinary shares, have been considered antidilutive.